SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               -------------------

                                    FORM 8-K

                                 Current Report

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): February 24, 2004


                         VOLT INFORMATION SCIENCES, INC
                         ------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

          New York                        1-9232                  13-5658129
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(State or Other Jurisdiction           (Commission            (I.R.S. Employer
      of Incorporation)                File Number)          Identification No.)



560 Lexington Avenue, New York, New York                               10022
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(Address of Principal Executive Offices)                             (Zip Code)


                                 (212) 704-2400
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE

         On February 24, 2004, the Company issued a press release announcing that Theresa A. Havell was nominated to stand for election to the Company's Board of Directors. The press release also stated that the each of Jerome Shaw, Irwin Roberts and James Groberg had declined to stand for re-election as directors of the Company and that the Board of Directors had voted to reduce the size of the Board to seven members from its current size of nine members. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial statements of business acquired:

                  Not applicable.

         (b)      Pro forma financial information:

                  Not applicable.

         (c)      Exhibits:

                  99.1 Volt Information Sciences, Inc. Press Release dated February 24, 2004.


                                S I G N A T U R E
                                -----------------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         VOLT INFORMATION SCIENCES, INC.

Date: February 25, 2004              By: /s/ James J. Groberg
                                         ---------------------------------------
                                         James J. Groberg, Senior Vice President


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                                  EXHIBIT INDEX

Exhibit
Number   Description
------   -----------

99.1     Volt Information Sciences, Inc. Press Release dated February 24, 2004.


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